1 4th Quarter & Year-End 2015 Results FRED LAMPROPOULOS Chairman & CEO BERNARD BIRKETT CFO Exhibit 99.2

2 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” as defined within applicable securities laws and regulators. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including any projections of earnings, revenues or other financial items, any statements regarding our plans and objectives for future operations, any statements concerning proposed new products or services, any statements regarding the integration, development or commercialization of our business, any statements regarding future economic conditions or performance, and any statements of assumptions underlying any of the foregoing. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to us as of such date. We assume no obligation to update or disclose revisions to any forward-looking statement. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan” or “continue,” or other comparable terminology. Forward-looking statements are based on our current beliefs, expectations and assumptions regarding our business, domestic and global economies, regulatory and competitive environments and other future conditions. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct, and actual results will likely differ, and could differ materially, from those projected or assumed in the forward-looking statements. Our future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including risks relating to possible allegations of infringement of the intellectual property rights of others; protection of our own proprietary technology; product recalls and product liability claims; restrictions and limitations imposed by our debt agreements and instruments; compliance with governing regulations; international economic conditions; greater governmental scrutiny and increasing regulation of the medical device industry; termination or disruption of relationships with our suppliers; research and development activities; regulatory approval or clearance of our products and the risk that such products may not be developed successfully or approved for commercial use; concentration of our revenues among a few products and procedures; development of new products and technology that could render our existing products obsolete; volatility in the market price of our common stock; the potential imposition of fines, penalties and other adverse consequences resulting from the violation of domestic or foreign laws or regulations; and other factors referenced in our press releases and in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the Year Ended December 31, 2014. All subsequent forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The financial projections set forth in this presentation are based on a number of assumptions, estimates and forecasts. The inaccuracy of any one of those assumptions, estimates or forecasts could materially impact our actual financial results. Inevitably, some of those assumptions, estimates or forecasts will not occur and unanticipated events and circumstances will occur subsequent to the date of this presentation. In addition to changes in the underlying assumptions, our future performance is subject to a number of risks and uncertainties, with respect to our existing and proposed business, and other factors that may cause our actual results or performance to be materially different from any predicted or implied. Although we have attempted to identify important assumptions in the financial projections, there may be other factors that could materially affect our actual financial performance, and no assurance can be given that all material factors have been considered in the preparation of the financial projections. Accordingly, you should not place undue reliance on such projections. Future operating results are, in fact, impossible to predict.

Financial Summary
Non-GAAP

	2015	2014	Q4 2015	Q4 2014
Revenue (Constant Currency)	$553.4M	$509.7M	$141M	$132.8M
Revenue (Reported)	$542.1M	$509.7M	$138.4M	$132.8M
Gross Margin	45.6%	46.4%	45.6%	47.4%
Net Income	$38.5M	$33.8M	$10.8M	$11.3M
EPS	$0.87	$0.78	$0.24	$0.26

MERIT MEDICAL
3

Financial Summary
GAAP

	2015	2014	Q4 2015	Q4 2014
Revenue	$542.1M	$509.7M	$138.4M	$132.8M
Gross Margin	43.5%	44.2%	43.6%	45.3%
Net Income	$23.8M	$23.0M	$6.4M	$8.7M
EPS	$0.53	$0.53	$0.14	$0.20

MERIT MEDICAL 4

5 Sales by Category 2015 US Direct 44.6% OEM 15.6% Endotek 3.3% International 17.8% EMEA 18.7%

6 Revenue Growth in Constant Currency 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% US Direct OEM Endotek International EMEA 5.9% 6.2% 19.7% 12.2% 14.3%

2015 Highlights

- Launched
  - ONE Snare® Micro Snare
  - AEROmini® Tracheobronchial Stent
  - BAL Convenience Kit™
  - Prelude SNAP™ Splittable Sheath Introducer
  - Performa® Diagnostic Peripheral Catheters
  - Elation™ Fixed Wire Balloon Dilator Cather
  - SwiftNINJA® Steerable Microcatheter
- Australia office and warehouse operational
- Mexico facility operational



MERIT MEDICAL

7

2016 Growth Drivers

- New Products
  - HeRO® Graft
  - Corvocet™ Biopsy Device
  - Pedal Access
  - Micropuncture
  - Centesis Catheters
  - Amplatz Guide Wires
  - 40 ATM BasixTouch™ Inflation Device
  - Prelude® SNAP Hydrophilic
  - Wire Guided & Pulmonary Balloons
- Wholesale to Retail
  - Australia – January 1
  - Canada – April 1
- ThinkRadial™ Program



MERIT MEDICAL 8

9 2016 Guidance Revenues $587M - $597M Gross Margin GAAP 44.5% - 45.5% Gross Margin Non-GAAP 46.5% - 47.5% EPS GAAP $0.74 - $0.80 EPS Non-GAAP $0.97 - $1.03

10 1 2 3 4 Disciplined, customer-focused enterprise Guided by strong core values to globally address unmet or underserved healthcare needs Target high-growth, high-return opportunities Through understanding, innovating, and delivering in peripheral, cardiac, OEM, and endoscopy business lines Optimize operational capability Through lean processes, cost effective environments, and asset utilization Enhance growth and profitability Through R&D, sales model optimization, cost discipline, and operational focus

11